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                                 BERT E. BRODSKY
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                                                                    June 9, 1999

National Medical Health Card Systems, Inc.
26 Harbor Park Drive
Port Washington, New York 11050

Ladies and Gentlemen:

                  This will confirm my agreement to pay in full within one year from the consummation of the contemplated public offering of National Medical Health Card Systems, Inc. (the "Company') the indebtedness owed by me and P.W. Capital, LLC reflected in the table in the Certain Transactions - Indebtedness of Management section of the draft Preliminary Prospectus of even date attached hereto as Exhibit A, after application of the net proceeds from the sale of shares by the selling shareholder in such offering.

                                                   Very truly yours,

                                                    /s/ Bert E. Brodsky
                                                    -------------------
                                                     Bert E. Brodsky